International Flavors & Fragrances Inc.
Recast Unaudited Reportable Segment Financial Information

(Dollars in millions)	December 31, 2024
	Q1	Q2	Q3	Q4	Full Year
Net sales	$2,899	$2,889	$2,925	$2,771	$11,484
Taste	619	610	623	576	2,428
Food Ingredients	856	847	843	819	3,365
Health & Biosciences	529	556	568	550	2,203
Scent	645	603	613	578	2,439
Pharma Solutions	250	273	278	248	1,049
Cost of sales
Taste	384	357	369	360	1,470
Food Ingredients	673	655	668	630	2,626
Health & Biosciences	286	294	305	298	1,183
Scent	350	328	353	330	1,361
Pharma Solutions	181	187	178	173	719
Research & development expenses
Taste	39	40	38	43	160
Food Ingredients	20	21	17	13	71
Health & Biosciences	46	50	44	50	190
Scent	55	55	57	58	225
Pharma Solutions	6	7	6	6	25
Selling & administrative expenses
Taste	96	100	103	104	403
Food Ingredients	90	94	99	108	391
Health & Biosciences	88	89	96	95	368
Scent	88	93	94	101	376
Pharma Solutions	28	26	30	31	115
Depreciation expense add-back(6)
Taste	17	14	16	18	65
Food Ingredients	35	32	32	32	131
Health & Biosciences	29	28	29	29	115
Scent	16	16	19	17	68
Pharma Solutions	12	5	4	4	25
Adjusted Operating EBITDA	$578	$588	$568	$471	$2,205
Taste	117	127	129	87	460
Food Ingredients	108	109	91	100	408
Health & Biosciences	138	151	152	136	577
Scent	168	143	128	106	545
Pharma Solutions	47	58	68	42	215
Adjusted operating EBITDA margin	19.9%	20.4%	19.4%	17.0%	19.2%
Taste	18.9%	20.8%	20.7%	15.1%	18.9%
Food Ingredients	12.6%	12.9%	10.8%	12.2%	12.1%
Health & Biosciences	26.1%	27.2%	26.8%	24.7%	26.2%
Scent	26.0%	23.7%	20.9%	18.3%	22.3%
Pharma Solutions	18.8%	21.2%	24.5%	16.9%	20.5%

International Flavors & Fragrances Inc.
Recast Unaudited Comparable and Currency Neutral Sales

	Quarter ended March 31, 2024 vs. Quarter ended March 31, 2023
	% Change in Sales
	Reported	Comparable(1)	Currency Neutral(1)(5)
Taste(2)	4%	5%	11%
Food Ingredients(3)	(18)%	(6)%	(4)%
Health & Biosciences	4%	4%	6%
Scent(4)	6%	10%	16%
Pharma Solutions	(7)%	(7)%	(7)%
Total	(4)%	1%	5%

	Quarter ended June 30, 2024 vs. Quarter ended June 30, 2023
	% Change in Sales
	Reported	Comparable(1)	Currency Neutral(1)(5)
Taste(2)	5%	6%	12%
Food Ingredients(3)	(12)%	(4)%	(2)%
Health & Biosciences	7%	7%	9%
Scent(4)	2%	10%	16%
Pharma Solutions	1%	1%	1%
Total	(1)%	4%	7%

	Quarter ended September 30, 2024 vs. Quarter ended September 30, 2023
	% Change in Sales
	Reported	Comparable(1)	Currency Neutral(1)(5)
Taste(2)	7%	9%	15%
Food Ingredients(3)	(1)%	(1)%	2%
Health & Biosciences	10%	10%	12%
Scent(4)	0%	4%	10%
Pharma Solutions	7%	7%	7%
Total	4%	5%	9%

	Quarter ended December 31, 2024 vs. Quarter ended December 31, 2023
	% Change in Sales
	Reported	Comparable(1)	Currency Neutral(1)(5)
Taste(2)	6%	8%	12%
Food Ingredients(3)	(2)%	(2)%	(1)%
Health & Biosciences	5%	5%	6%
Scent(4)	0%	4%	7%
Pharma Solutions	12%	12%	12%
Total	3%	4%	6%

	Year ended December 31, 2024 vs. Year ended December 31, 2023
	% Change in Sales
	Reported	Comparable(1)	Currency Neutral(1)(5)
Taste(2)	5%	6%	12%
Food Ingredients(3)	(9)%	(3)%	(1)%
Health & Biosciences	6%	6%	8%
Scent(4)	2%	7%	12%
Pharma Solutions	3%	3%	3%
Total	0%	3%	6%
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(1)Comparable and Currency Neutral results exclude the impact of divestitures.
(2)Taste sales information in 2023 has been adjusted to exclude the results of divested businesses to present comparable results to 2024. The Sonarome business was divested on December 1, 2023 and, as such, the related business results were excluded from all quarter-to-date and year-to-date periods in 2023. The Flavors & Essences UK business was divested on September 1, 2024 and, as such, the related business results from September 1, 2023 to December 31, 2023 were excluded from the quarter-to-date and year-to-date periods in 2023.
(3)Food Ingredients sales information in 2023 has been adjusted to exclude the results of divested businesses to present comparable results to 2024. A portion of the Savory Solutions business was divested on May 31, 2023 and, as such, the related business results were excluded for all quarter-to-date and year-to-date periods in 2023.
(4)Scent sales information in 2023 has been adjusted to exclude the results of divested businesses to present comparable results to 2024. The Flavor Specialty Ingredients business was divested on August 1, 2023 and, as such, the related business results were excluded for all quarter-to-date and year-to-date periods presented in 2023. The Cosmetic Ingredients business was divested on April 2, 2024 and, as such, the related business results from April 2, 2023 to December 31, 2023 were excluded from the quarter-to-date and year-to-date periods in 2023.
(5)Currency neutral growth is calculated by translating current year invoiced sale amounts at the exchange rates used for the corresponding prior year period.
(6)There is depreciation recorded within Cost of sales and Research, selling & administrative expenses, so there is an add-back of depreciation to calculate segment Adjusted Operating EBITDA. This reflects how the Company’s Chief Operating Decision Maker (“CODM”), the Chief Executive Officer, reviews Segment results.